Exhibit 99.3

David Jaffe

President & CEO

Our Business Model

Our History

1962:
began

2011: We become

2009:
partnership begins

2005:                   joins
the family

1983:                  becomes
a public company

2012: We welcome

to the family

Common Threads

We love to learn.

We consider “giving back” a responsibility.

We are customer-obsessed.

We have fun!

Our Brands

Our Values are at the “heart” of everything we do.

be driven.
 perform high, set goals, achieve results.

be creative.
encourage innovation, leverage new ideas.

be ethical.
always do the right thing.

be balanced.
have fun, enjoy life, take care of you.

be focused.
customer first — in everything we do.

0%

5.0%

10.0%

15.0%

20.0%

Justice Market Share

Tween girls 7-12 apparel market, 12 ME Dec 11, 10

Source – NPD Group

Dotted line represents 2010 Market Share

(110 bps)

40 bps

140 bps

50 bps

(10 bps)

(80 bps)

20 bps

2011

13.9%

10.6%

10.4%

7.9%

6.1%

4.5%

3.3%

2010

15.0%

10.2%

9.0%

7.4%

6.2%

5.3%

3.1%

Justice Peer Group Comp Sales

9%

3%

2%

2%

Flat

1%

(3%)

(3%)

(4%)

Justice

TGT

GYMB

JCP

KSS

WMT

Old Navy

Gap

PLCE

-4%

-2%

0%

2%

4%

6%

8%

10%

Twelve Months Ended January 2012

Justice Locations

917 Stores in 46 States, Puerto Rico & Canada

National presence in medium to large markets

1,100 store potential

65 new stores planned in FY12

Justice Merchandise Mix

Mix

Fashion Level

Our Vision:

Simply the best hometown specialty store.

Customer Obsession

Teamwork & Collaboration

Leadership at all Levels

Accountability

Continuous Learning

Mind the Bottom Line

Our Values:

maurices Peer Group Comp Sales

9%

7%

6%

2%

2%

(3%)

(4%)

(8%)

1%

2%

maurices Locations

803 Stores in 44 States

Small market focus:

25K to 150K population

1,100 store potential

60 new stores planned in FY12

maurices Merchandise Mix

Lifestyle

Fashion Level

maurices Customer Demographics

Age: 17 – 34

Life Stage: Ranges from

school, to work, to family

Single, married, young
moms

Mostly employed

HH Income: $55K+

Our Mission

Inspiring Women to

Look and Feel

Beautiful

Our Values

dressbarn Peer Group Comp Sales

8%

7%

5%

4%

4%

2%

(8%)

(3%)

(22%)

(2%)

1%

(1%)

2%

825 Stores in 47 States

National presence in medium to large markets

1,000 store potential

22 new stores planned in FY12

dressbarn Locations

dressbarn Merchandise Mix

Lifestyle

Fashion Level

dressbarn Customer Demographics

Age: 35 - 55

Life Stage: Balancing
work & family

Mostly married with
children

Mostly employed

HH Income: $65+
married/partner

Consistent Performance

Quarterly Comps

Historic Net Income Performance

10-Year Net Income (Non-GAAP)

$M

Justice
Merger

maurices

Merger

2 for 1 Stock Split

March 31, 2006

$47.95 pre-split

2 for 1 Stock Split

May 31, 2002

$31.65 pre-split

*$100 invested on 8/1/01 in stock or 7/31/01 in index, including reinvestment of dividends.  Indexes calculated on month-end basis.

Stock Performance

10-Year Cumulative Total Returns*

Our Intent

Develop even greater efficiency by integrating
shared service areas where possible.

Keep people engaged through the transition
process.

Transparency in communication

Involvement in integration plans

Manage this change well-beyond the closing.

Respect each individual in this process.

Questions?

?

ascena
retail group inc.



Justice



maurices



dressbarn



BROTHERS

ascena retail group inc.


dressbarn
maurices
Justice
ascena

ascena
retail group inc.





dressbarn

maurices

ascena retail group inc.

dressbarn

Justice

CSI

CHARMING SHOPPES, INC.

ascena retail group inc.

ascena retail group inc.

CORE PURPOSE

[our fundamental reason for existence]

Making people feel good about themselves.

VISION

our envisioned future

Serve our shareholders and create value by becoming a family of leading retail concepts with $10 billion in sales and top tier profitability.

HOW WE ENGAGE

INTEGRITY

Honesty, fairness and transparency guide our every action.

HOW WE ENGAGE

EXCELLENCE

Continuously elevate, improve and have the highest expectations for ourselves and our fellow associates.

HOW WE ENGAGE

PASSION

Serve as a catalyst for positive impact and change.

HOW WE ENGAGE

COMMUNITY

Demonstrate and live the principles of **care** and **giving back**.

HOW WE ENGAGE

RESPECT

Respect everyone, value differences and look for opportunities to collaborate.



ascena
retail group inc.

mit
merchandising
intelligence training

Leadership Exchange


Learning Management System
1) We Believe In You
2) S2S + Steps To Selling
3) Processing Freight Efficiently
4) Surprising & Delighting Your Customers
lms
1


Introduction
maurices


LP Training Videos
DVD
June 2011
Joe Baggs Presents...
External Theft & Internal Theft


SERVICE 7
Series 201
High Volume
version 1 * June 2011
supply* DVDA60
* Manager on Duty (MOD)
* Service Area
* Fitting Room
* Cashier
* Merchandise Support
maurices
DVD




SEND ONE SUIT
WEEKEND®
THURSDAY, MARCH 1ST
THRU SUNDAY, MARCH 4TH
FROM MY CLOSET
TO YOURS
I hope my lucky jacket brings you just as much comfort and confidence as it has given me.

RELAY FOR LIFE
American Cancer Society


maurices
Rescues &
Runways

United Way

NATIONWIDE CHILDREN'S HOSPITAL℠


duets










BUCK I GUY




Justice

Justice®

Our mission is to enhance a tween girl's self-esteem by providing her the hottest fashion and lifestyle products, in a unique, fun, interactive environment—all at a great value for mom!


WAL★MART
TARGET
Justice
jcp
KOHL'S
expect great things
OLD NAVY
THE CHILDREN'S PLACE




Outlets
9%
Strip
25%
Lifestyle
12%
Mall
54%




Apparel
60%
Lifestyle
16%
Footwear
4%
Accessories
13%
Intimates
7%






Core
65%
Trendy
15%
Fashion
20%


maurices

maurices

maurices


Twelve Months Ended January 2012
10%
8%
6%
4%
2%
0%
-2%
-4%
-6%
-8%
BKE
ANF
maurices
WTSLA
RUE
JCP
KSS
AEO
Gap
ARO


Downtown/Metro
13%
Mall
35%
Outlets
4%
Strip
47%




Plus
15%
Dressy
13%
Casual-Denim
35%
Wear @ Work
22%
Accessories
15%






Fashion
64%
Core
26%
Trendy
10%




WOMAN
DRESS BARN
7971
MISSES

believe

building relationships
earning trust
leading with encouragement
igniting our business
elevating standards
valuing our associates
excelling in service



dressbarn

Twelve Months Ended January 2012



10%
5%
0%
-5%
-10%
-15%
CHS
ANN
M
dressbarn
TJX
JCP
CHRS
KSS
NWY
CATO
CBK
TLB
CWTR


Outlets
22%
Strip
72%
Mall
4%
Downtown/Metro
2%




Career 50%
Accessories 9%
Special Occasion 7%
Casual 34%






Core 15%
Classic 25%
Updated 60%





15.0%
10.0%
5.0%
0.0%
(5.0)%
3.0%
1.0%
4.0%
10.0%
14.0%
7.0%
3.0%
9.0%
6.0%
7.0%
4.0%
8.0%
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

ascena retail group inc.



$200.0
$160.0
$120.0
$80.0
$40.0
$0
$37.9
$28.5
$30.1
$52.6
$79.0
$101.2
$74.1
$68.5
$136.1
$188.7
FY02
FY03
FY04
FY05
FY06
FY07
FY08
FY09
FY10
FY11

ascena
retail group inc.


$600
$500
$400
$300
$200
$100
$0
8/01
7/02
7/03
7/04
7/05
7/06
7/07
7/08
7/09
7/10
7/11
Ascena Retail Group, Inc.
S&P 500
S&P Specialty Stores

ascena
retail group inc.

ascena
retail group inc.

ascena
retail group inc.